Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated January 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund’s investment objective is to seek a high level of current income consistent with preservation of capital and liquidity.

CLASS	TICKER SYMBOL
Class A	MSRXX
Class B	MCRXX
Class C	MCCXX
Class 529A	MACXX
Class 529B	MRBXX
Class 529C	MRCXX
Class R1	CRVXX
Class R2	MCRMX
Class R3	CRJXX
Class R4	MCRLX

Summary of Key Information

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment):

Share Class	A AND 529A	B AND 529B	C AND 529C	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	N/A	4.00%	1.00%	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	529A	529B	529C	R1	R2	R3	R4
Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	N/A
Other Expenses	0.32%	0.32%	0.32%	0.42%	0.42%	0.42%	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	0.97%	1.72%	1.72%	1.07%	1.82%	1.82%	1.72%	1.22%	0.97%	0.72%
Fee Reductions 1	(0.25)%	0.00%	0.00%	(0.25)%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Annual Fund Operating Expenses	0.72%	1.72%	1.72%	0.82%	1.82%	1.82%	1.72%	1.22%	0.97%	0.72%

1
The fund's distributor, MFD, has agreed in writing to waive the Class A service fee, and the Class 529A service fee, to 0.00% of the fund's average daily net assets annually until modified by a vote of the fund's Board of Trustees, but such agreements will continue until at least December 31, 2010.

MFS Cash Reserve Fund

The annual fund operating expenses above are based on expenses reported during the fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. They have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect the fund's current asset size. The fund’s annual operating expenses will likely vary from year to year. In general, a fund’s annual operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease.

Example of Expenses
These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year and dividends and other distributions are reinvested; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$74	$284	$512	$1,167
Class B Shares assuming
redemption at end of period	$575	$842	$1,133	$1,831
no redemption	$175	$542	$933	$1,831
Class C Shares assuming
redemption at end of period	$275	$542	$933	$2,030
no redemption	$175	$542	$933	$2,030
Class 529A Shares	$84	$316	$566	$1,283
Class 529B Shares assuming
redemption at end of period	$585	$873	$1,185	$1,940
no redemption	$185	$573	$985	$1,940
Class 529C Shares assuming
redemption at end of period	$285	$573	$985	$2,137
no redemption	$185	$573	$985	$2,137
Class R1 Shares	$175	$542	$933	$2,030
Class R2 Shares	$124	$387	$670	$1,477
Class R3 Shares	$99	$309	$536	$1,190
Class R4 Shares	$74	$230	$401	$894

Class B shares convert to Class A shares, and Class 529B shares convert to Class 529A shares, approximately eight years after purchase; therefore, years nine and ten reflect Class A and Class 529A expenses, respectively.

The fund's total operating expenses are assumed to be the fund's "Net Annual Fund Operating Expenses" for the period during which any written fee reductions are in effect.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements. Money market instruments include bank certificates of deposit and other bank obligations of U.S. and foreign banks; notes, commercial paper, and asset-backed securities of U.S. and foreign issuers; U.S. and foreign government securities; and municipal instruments.

MFS seeks to comply with industry-standard regulatory requirements for money market funds regarding credit quality, diversification and maturity. MFS stresses maintaining a stable $1.00 share price, liquidity, and income.

Principal Risks
Although the fund seeks to preserve the value of your investment at $1.00 per share, the fund may not achieve its objective and you could lose money on your investment in the fund.  An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate, Credit, and Liquidity Risk:  Although MFS seeks to maintain a stable $1.00 share price for the fund, there is no guarantee that it will be able to do so. A major increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, political, regulatory, geopolitical, or other conditions could cause the fund’s share price to decrease to below $1.00.

Bank Focus Risk:  Events that affect the banking or related industries may have a significant adverse affect on the fund.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

MFS Cash Reserve Fund

Foreign Exposure Risk:  Exposure to foreign markets can involve increased risks due to adverse market, economic, political, regulatory, geopolitical, or other conditions.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund’s performance over time.

The chart and table provide past performance information. The fund’s past performance does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart shows changes over time in the annual total return of the fund's Class A shares for the past ten calendar years, and assumes the reinvestment of distributions.  The return of the fund’s other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.
The total return for the nine-month period ended September 30, 2009 was 0.00%. During the period(s) shown in the bar chart, the highest quarterly return was 1.49% (for the calendar quarter ended December 31, 2000) and the lowest quarterly return was 0.11% (for the calendar quarter ended December 31, 2003).

Performance Table.  This table shows the average annual total returns of each class of the fund and assumes the reinvestment of distributions.

MFS Cash Reserve Fund

Average Annual Total Returns

(for the Periods Ended December 31, 2008)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
A Shares, at Net Asset Value	2.13%	3.10%	3.08%
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(2.77)%	1.78%	2.35%
C Shares, with CDSC (1% for 12 Months)	0.23%	2.15%	2.15%
529A Shares, at Net Asset Value	1.99%	2.86%	2.92%
529B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(2.88)%	1.59%	2.25%
529C Shares, with CDSC (1% for 12 Months)	0.12%	1.96%	2.05%
R1 Shares, at Net Asset Value	1.22%	2.08%	2.12%
R2 Shares, at Net Asset Value	1.65%	2.42%	2.29%
R3 Shares, at Net Asset Value	1.88%	2.82%	2.94%
R4 Shares, at Net Asset Value	2.13%	3.04%	3.05%

Class B shares convert to Class A shares and Class 529B shares convert to Class 529A shares approximately eight years after purchase; therefore returns for the period after conversion reflect the performance of Class A shares and Class 529A shares, respectively.

All performance information reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The fund commenced investment operations on December 29, 1986, with the offering of Class B shares, and subsequently offered Class A shares on September 7, 1993; Class C shares on April 1, 1996; Class 529A, Class 529B, and Class 529C shares on July 31, 2002; and Class R1, Class R2, Class R3, and Class R4 shares on April 1, 2005.

Performance for each of Class 529A, Class R3, and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for each of Class 529B, Class R1, and Class R2 shares includes the performance of the fund’s Class B shares for periods prior to their offering. Performance for each of Class 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

Investment Adviser
MFS serves as the investment adviser for the fund.

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows. Minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have different minimums.

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class R1, Class R2, Class R3, Class R4	None	None
Class 529A, Class 529B, Class 529C	$250	None

Taxes
If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains. The fund expects that substantially all its distributions will consist of investment income taxable as ordinary income.

Payments to Financial Intermediaries
If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.